SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam New Opportunities Fund       -- Class A Shares
Fiscal period ending:  June 30, 1996
Inception date:  August 31, 1990


TOTAL RETURN

Formula  --  Average Annual Total Return: ERV = P(1+T)^n

n   = Number of Time Periods     1 Year   5 Years    Life*

P   = Initial Investment         $1,000    $1,000    $1,000

ERV = Ending Redeemable Value    $1,369.96 $3,761.11 $5,126.00

T   = Average Annual
      Total Return               37.00%   30.34%    32.36%*

                   *Life of fund, if less than 10 years


            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam New Opportunities Fund        -- Class B Shares
Fiscal period ending:  June 30, 1996
Inception date March 1, 1993:


TOTAL RETURN

Formula  --  Average Annual Total Return:   ERV = P(1+T)^n

n   = Number of Time Periods     1 Year     Life*

P   = Initial Investment         $1,000     $1,000

ERV = Ending Redeemable Value    $1,392.42  $2,397.68

T   = Average Annual
      Total Return               39.24%     30.03%*

                   *Life of fund, if less than 10 years


            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam New Opportunities Fund        -- Class Y Shares
Fiscal period ending:  June 30, 1996
Inception date July 19, 1994:


TOTAL RETURN

Formula  --  Average Annual Total Return:   ERV = P(1+T)^n

n   = Number of Time Periods     1 Year     Life*

P   = Initial Investment         $1,000     $1,000

ERV = Ending Redeemable Value    $1,456.83  $1,929.20

T   = Average Annual
      Total Return               45.68%     40.02%*

                   *Life of fund, if less than 10 years

SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam New Opportunities Fund       -- Class M Shares
Fiscal period ending:  June 30, 1996
Inception date: December 1, 1994


TOTAL RETURN

Formula  --  Average Annual Total Return: ERV = P(1+T)^n

n   = Number of Time Periods     1 Year   Life*

P   = Initial Investment         $1,000    $1,000

ERV = Ending Redeemable Value    $1,395.02  $1,679.40

T   = Average Annual
      Total Return               39.50%    38.84%*

                   *Life of fund, if less than 10 years